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                                                                   EXHIBIT 8(a)
                               CUSTODY AGREEMENT


         AGREEMENT dated as of January 1, 1996, between THE SIERRA VARIABLE TRUST (the "Trust") on behalf of its managed investment series funds currently existing or as may from time to time be created and designated by the Trust and covered under this Agreement pursuant to Section 2 hereof (individually, a "Fund" and collectively, the "Funds"), a business trust organized under the laws of the Commonwealth of Massachusetts, and registered as an investment company under the 1940 Act, having its principal office and place of business at 9301 Corbin Avenue, Suite 333, Northridge, California 91324, and BOSTON SAFE DEPOSIT AND TRUST COMPANY (the "Custodian"), a Massachusetts trust company with its principal place of business at One Boston Place, Boston, Massachusetts 02108.


                              W I T N E S S E T H:


         That for and in consideration of the mutual promises hereinafter set forth, the Trust and the Custodian agree as follows:

1.       Definitions.

         Whenever used in this Agreement or in any Schedules to this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         (a) "Authorized Person" shall be deemed to include the Chairman of the Board of Trustees, the President, and any Vice President, the Secretary, the Treasurer or any other person, whether or not any such person is an officer or employee of the Trust, duly authorized by the Board of Trustees of the Trust to give Oral Instructions and Written Instructions on behalf of the Trust and listed in the certification annexed hereto as Appendix A or such other certification as may be received by the Custodian from time to time.

         (b) "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for United States and federal agency Securities, its successor or successors and its nominee or nominees.

         (c) "Certificate" shall mean any notice, instruction or other instrument in writing, authorized or required by this





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         Agreement to be given by the Trust to the Custodian, which is actually received by the Custodian and signed on behalf of the Trust by any two Authorized Persons or any two officers thereof.

         (d) "Business Day" shall mean any day on which any Fund and the Custodian are open for business.

         (e) "Master Trust Agreement" shall mean the Agreement and Declaration of Trust of the Trust dated January 29, 1993, as the same may be amended from time to time.

         (f) "Depository" shall mean The Depository Trust Company ("DTC"), a clearing agency registered with the Securities and Exchange Commission under Section 17(a) of the Securities Exchange Act of 1934, as amended, and authorized to act as a depository under the 1940 Act, its successor or successors and its nominee or nominees, in which the Custodian is hereby specifically authorized to make deposits. The term "Depository" shall further mean and include any other person to be named in a Certificate authorized to act as a depository under the 1940 Act, its successor or successors and its nominee or nominees.

         (g) "Money Market Security" shall be deemed to include, without limitation, debt obligations issued or guaranteed as to interest and principal by the Government of the United States or agencies or instrumentalities thereof, commercial paper, bank certificates of deposit, bankers' acceptances and short-term corporate obligations, where the purchase or sale of such securities normally requires settlement in federal funds on the same day as such purchase or sale, and repurchase and reverse repurchase agreements with respect to any of the foregoing types of securities.

         (h) "Oral Instruction" shall mean one or more verbal instructions actually received by the Custodian from a person reasonably believed by the Custodian to be an Authorized Person.

         (i) "Prospectus" shall mean the Funds' current prospectus(es) and statement(s) of additional information relating to the registration of the Trust's Shares under the Securities Act of 1933, as amended.

         (j) "Shares" refers to shares of beneficial interest of any of the Funds.

         (k) "Security" or "Securities" shall be deemed to include bonds, debentures, notes, stocks, shares, evidences of indebtedness, and other securities, commodities interests





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         and investments from time to time owned by any of the Funds.

         (l) "Transfer Agent" shall mean the person that performs the transfer agent, dividend disbursing agent and shareholder servicing agent functions for the Funds.

         (m) "Written Instruction" shall mean one or more written communications actually received by the Custodian from a person reasonably believed by the Custodian to be an Authorized Person by any system whereby the receiver of such communication is able to verify through codes or otherwise with a reasonable degree of certainty the authenticity of the sender of such communication; however, "Written Instruction" from the Funds' Sub-Administrator, The Shareholder Services Group, Inc., to the Custodian shall mean one or more electronic communications transmitted by fund accountants and their managers (who have been provided an access code by the Sub-Administrator) and actually received by the Custodian.

         (n) The "1940 Act" refers to the Investment Company Act of 1940, and the Rules and Regulations thereunder, all as amended from time to time.


2.       Appointment of Custodian.

         (a) The Trust hereby constitutes and appoints the Custodian as custodian of all the Securities and monies at the time owned by or in the possession of the Trust and specifically allocated to a Fund during the period of this Agreement.

         (b) In the event that the Trust establishes one or more investment series funds other than the Funds with respect to which the Trust decides to retain the Custodian to provide custody services, the Trust shall so notify the Custodian in writing. If the Custodian is willing to render such services, the Custodian shall notify the Trust in writing, whereupon each such investment series fund shall be deemed a Fund hereunder as provided in Section 2(c) below. Without limiting the foregoing, it is understood that the Trust will from time to time issue separate series or classes of shares and may classify and reclassify shares of any such series or class. The Custodian shall identify to each such series or class property belonging to such series or class and in such reports, confirmations and notices to the Trust as are called for under this Agreement shall identify the series or class to which such report, confirmation or notice pertains.

         (c) Any Fund may be added to or deleted from coverage under this Agreement by attaching a revised Schedule C to this





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         Agreement reflecting such addition or termination, dated and signed by an authorized officer or representative of each party hereto.

         (d) The Custodian hereby accepts appointment as such custodian for each Fund and agrees to perform the duties thereof as set forth herein.


3.       Compensation.

         (a) The Trust will compensate the Custodian for its services rendered under this Agreement in accordance with the fees set forth in the Fee Schedule annexed hereto as Schedule A and incorporated herein. Such Fee Schedule does not include commercially reasonable out-of-pocket disbursements of the Custodian for which the Custodian shall be entitled to bill separately. Commercially reasonable out-of-pocket disbursements shall include, but shall not be limited to, the items specified in the Schedule of Out-of-Pocket Charges annexed hereto as Schedule B and incorporated herein, which schedule may be modified by the Custodian (i) upon not less than thirty days prior written notice to the Trust and (ii) agreement of the Trust. In addition, the expenses that the Custodian may charge a Fund include, but are not limited to, the usual and customary expenses of Sub-Custodians and foreign branches of the Custodian incurred in settling transactions outside of Boston, Massachusetts or New York City, New York involving the purchase and sale of Securities of such Fund.

         (b) Any compensation agreed to hereunder may be adjusted from time to time by attaching to Schedule A and/or Schedule B of this Agreement a revised Fee Schedule and/or Schedule of Out-of-Pocket Charges, dated and signed by an authorized officer or representative of each party hereto.

         (c) The Custodian will bill the Trust for each Fund as soon as practicable after the end of each calendar month, and said billings will be detailed in accordance with the Fee Schedule and Schedule of Out-of-Pocket Charges for each Fund. The Trust will promptly pay to the Custodian the amount of such billing. In the alternative, the Custodian may charge against any monies specifically allocated to a Fund and held on behalf of the Trust pursuant to this Agreement such compensation and any reasonable expenses incurred by the Custodian in the performance of its duties with respect to such Fund pursuant to this Agreement. The Custodian shall also be entitled to place in an escrow account with a third party escrow agent that is agreeable to the Custodian and the Trust (provided that such approval of





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         the third party escrow agent shall not be unreasonably withheld by either party), any monies held by the Custodian and specifically allocated to a Fund on behalf of the Trust pursuant to this Agreement in the amount of any loss, damage, liability or expense incurred with respect to such Fund, including counsel fees, for which the Custodian shall be entitled to reimbursement under the provisions of this Agreement; provided, that the Custodian shall promptly notify such Fund in writing of such placement of monies in escrow and shall not withdraw for the account of the Custodian any monies from such escrow except as mutually agreed in writing between the Custodian and the Fund; and provided further, that in the event that the Custodian and the Fund can not agree as to the withdrawal of any amount of monies from such escrow, the amount of monies to be withdrawn shall be determined by arbitration conducted as mutually agreed by the Custodian and the Trust.


4.       Custody of Monies and Securities.

         (a)     Receipt and Holding of Assets.

         The Trust will deliver or cause to be delivered to the Custodian all Securities and monies owned by it at any time during the period of this Agreement and shall specify the Fund to which the Securities and monies are to be specifically allocated. The Custodian will not be responsible for such Securities and monies until actually received by it. The Trust shall instruct the Custodian from time to time in its sole discretion, by means of a Written Instruction, or, in connection with the purchase or sale of Money Market Securities, by means of an Oral Instruction or a Written Instruction, as to the manner in which and in what amounts Securities and monies of a Fund are to be deposited on behalf of such Fund in the Book-Entry System or a Depository and specifically allocated on the books of the Custodian to such Fund; provided, however, that prior to the deposit of Securities of a Fund in the Book-Entry System or a Depository, including a deposit in connection with the settlement of a purchase or sale, the Custodian shall have received a Certificate specifically approving such deposits by the Custodian in the Book-Entry System or a Depository. Securities and monies of a Fund deposited in the Book-Entry System or a Depository will be represented in accounts which include only assets held by the Custodian for customers, including but not limited to accounts which the Custodian acts in a fiduciary or representative capacity.

         (b) Accounts and Disbursements. The Custodian shall establish and maintain a separate account for each Fund and





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         shall credit to the separate account for each Fund all monies received by it for the account of such Fund and shall disburse the same only:

                 1. In payment for Securities purchased for such Fund, as provided in Section 5 hereof;

                 2. For the payment of any expenses or liability incurred by such Fund, including, but not limited to, the following: management, accounting, transfer agent and legal fees and operating expenses of that Fund whether or not expenses are, in whole or in part, to be capitalized or treated as deferred expenses;

                 3. In payment of dividends or distributions with respect to the Shares of such Fund, as provided in Section 7 hereof;

                 4. In payment of original issue or other taxes with respect to the Shares of such Fund, as provided in Section 8 hereof;

                 5. In payment for Shares of such Fund which have been redeemed by that Fund, as provided in Section 8 hereof;

                 6. Pursuant to a Written Instruction, or with respect to Money Market Securities, an Oral Instruction or a Written Instruction, setting forth the name of such Fund, the name and address of the person to whom the payment is to be made, the amount to be paid and the purpose for which payment is to be made; or

                 7. In payment of fees and in reimbursement of the expenses and liabilities of the Custodian attributable to such Fund, as provided in Sections 3 and 11(j) hereof.

         (c) Confirmation and Statements. Promptly after the close of business on each day, the Custodian shall furnish the Trust with confirmations and a summary of all transfers to or from the account of each Fund during such day. Where securities purchased by a Fund are in a fungible bulk of securities registered in the name of the Custodian (or its nominee) or shown on the Custodian's account on the books of a Depository or the Book-Entry System, the Custodian shall by book entry or otherwise identify the quantity of those securities belonging to such Fund. At least monthly, the Custodian shall furnish the Trust with a detailed statement of the Securities and monies held for each Fund under this Agreement.





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         (d)     Registration of Securities and Physical Separation.  All
         Securities held for a Fund which are issued or issuable only in bearer form, except such Securities as are held in the Book-Entry System, shall be held by the Custodian in that form; all other Securities held for a Fund may be registered in the name of that Fund, in the name of any duly appointed registered nominee of the Custodian as the Custodian may from time to time determine, or in the name of the Book-Entry System or a Depository or their successor or successors, or their nominee or nominees. The Trust reserves the right to instruct the Custodian as to the method of registration and safekeeping of the Securities of each Fund. The Trust agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of the Book-Entry System or a Depository, any Securities which it may hold for the account of a Fund and which may from time to time be registered in the name of a Fund. The Custodian shall hold all such Securities specifically allocated to a Fund which are not held in the Book-Entry System or a Depository in a separate account for such Fund, in the name of such Fund, physically segregated at all times from those of any other person or persons.

         (e) Segregated Accounts. Upon receipt of a Written Instruction the Custodian will establish segregated accounts on behalf of each Fund to hold liquid or other assets as it shall be directed by such Written Instruction and shall increase or decrease the assets in such Segregated Accounts only as it shall be directed by any subsequent Written Instructions.

         (f) Collection of Income and Other Matters Affecting Securities. Unless otherwise instructed to the contrary by a Written Instruction, the Custodian by itself, or through the use of the Book-Entry System or a Depository with respect to Securities therein deposited, shall with respect to all Securities held for a Fund in accordance with this
         Agreement:

                 1.       Collect all income due or payable;

                 2. Present for payment and collect the amount payable upon all Securities which may mature or be called, redeemed or retired, or otherwise become payable. The Custodian also shall have the responsibility to each Fund for monitoring or ascertaining any call, redemption or retirement dates with respect to put bonds which are owned by that Fund and held by the Custodian or its nominees;





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                 3.       Surrender Securities in temporary form for definitive
                 Securities;

                 4. Execute any necessary declarations or certificates of ownership under the Federal income tax laws or the laws or regulations of any other taxing authority now or hereafter in effect; and

                 5. Hold directly, or through the Book-Entry System or a Depository with respect to Securities therein deposited, for the account of a Fund all rights and similar Securities issued with respect to any Securities held by the Custodian hereunder for that Fund.

         (g) Delivery of Securities and Evidence of Authority. Upon receipt of a Written Instruction and not otherwise, except for subparagraphs 5, 6, 7, and 8 of this section 4(g) which may be effected by either an Oral or Written Instruction, the Custodian, directly or through the use of the Book-Entry System or a Depository, shall:

                 1. Execute and deliver or cause to be executed and delivered to such persons as may be designated in such Written Instruction, proxies, consents, authorizations, and any other instruments whereby the authority of a Fund as owner of any Securities may be exercised;

                 2. Deliver or cause to be delivered any Securities held for a Fund in exchange for other Securities or monies issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

                 3. Deliver or cause to be delivered any Securities held for a Fund to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation or recapitalization or sale of assets of any corporation, and receive and hold under the terms of this Agreement in the separate account for a Fund such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

                 4. Make or cause to be made such transfers or exchanges of the assets specifically allocated to the separate account of a Fund and take such other steps as shall be stated in such Written Instruction for the purpose of effectuating any duly authorized plan of





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                 liquidation, reorganization, merger, consolidation or
                 recapitalization of the Funds;

                 5. Deliver Securities owned by a Fund upon sale of such Securities for the account of that Fund pursuant to Section 5;

                 6. Deliver Securities owned by a Fund upon the receipt of payment in connection with any repurchase agreement related to such Securities entered into by that Fund;

                 7. Deliver Securities owned by a Fund to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable; provided, however, that in any such case the monies or other consideration is to be delivered to the Custodian. The Custodian also shall have the responsibility to each Fund for monitoring or ascertaining any call, redemption or retirement dates with respect to the put bonds which are owned by that Fund and held by the Custodian or its nominee;

                 8. Deliver Securities owned by a Fund to the issuer thereof, or its agent, for transfer into the name of that Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent or any sub-custodian appointed pursuant to Section 11(g) hereof; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided, however, that in any such case, the new Securities are to be delivered to the Custodian;

                 9. Deliver Securities owned by a Fund to the broker for examination in accordance with "street delivery" custom;

                 10. Deliver Securities owned by a Fund in accordance with the provisions of any agreement among a Fund, the Custodian and any broker-dealer or any similar organization or organizations relating to compliance with the rules of any options clearing entity or securities or commodities exchange, regarding escrow or other arrangements in connection with transactions by the Fund;

                 11. Deliver Securities owned by a Fund in accordance with the provisions of any agreement among that Fund, the Custodian and an individual or organization registered under the Commodity Exchange Act, relating





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                 to compliance with the rules of the Commodity Futures Trading
                 Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by that Fund;

                 12. Deliver Securities owned by a Fund for delivery in connection with any loans of securities made by that Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and that Fund, which may be in the form of monies or obligations issued by the United States government, its agencies or instrumentalities;

                 13. Deliver Securities owned by a Fund for delivery as security in connection with any borrowings by that Fund requiring a pledge of that Fund's assets, but only against receipt of amounts borrowed;

                 14. Deliver Securities owned by a Fund upon receipt of a Written Instruction from that Fund for delivery to the Transfer Agent or to the holders of Shares of that Fund in connection with distributions in kind, as may be described from time to time in that Fund's Prospectus, in satisfaction of requests by holders of Shares for repurchase or redemption;

                 15. Deliver Securities as collateral in connection with short sales of securities by a Fund;

                 16. Deliver Securities for any purpose expressly permitted by and in accordance with procedures described in a Fund's Prospectus or resolution adopted by the Trust's Board of Trustees signed by an Authorized Person and certified by the Secretary of the Trust; and

                 17. Deliver Securities owned by a Fund for any other proper business purpose, but only upon receipt of, in addition to a Written Instruction, a certified copy of a resolution of the Board of Trustees signed by an Authorized Person and certified by the Secretary of the Trust, specifying the Securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper business purpose, and naming the person or persons to whom delivery of such Securities shall be made.

         (h) Endorsement and Collection of Checks, Etc. The Custodian is hereby authorized to endorse and collect all checks, drafts or other orders for the payment of money





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         received by the Custodian for the account of a Fund; provided, however, that the Custodian shall not be liable for any monies, whether or not represented by check, draft, or other instrument for the payment of money, received by it on behalf of that Fund, until the Custodian actually receives and collects such monies directly or by the final crediting of the account representing that Fund's interest in the Book-Entry System or a Depository.


5.       Purchase and Sale of Investments of the Funds.

         (a) Promptly after each purchase of Securities for a Fund, the Trust shall deliver to the Custodian (i) with respect to each purchase of Securities that are not Money Market Securities, a Written Instruction, and (ii) with respect to each purchase of Money Market Securities, either a Written Instruction or Oral Instruction, in either case specifying with respect to each purchase: (1) the name of the Fund to which such Securities are to be specifically allocated;
         (2) the name of the issuer and the title of the Securities; (3) the number of shares or the principal amount purchased, and accrued interest, if any; (4) the date of purchase and settlement; (5) the purchase price per unit; (6) the total amount payable upon such purchase; (7) the name of the person from whom or the broker through whom the purchase was made, if any; (8) whether or not such purchase is to be settled through the Book-Entry System or a Depository; and
         (9) whether the Securities purchased are to be deposited in the Book-Entry System or a Depository. The Custodian shall receive the Securities purchased by or for a Fund and upon receipt of such Securities shall pay out of the monies held for the account of such Fund the total amount payable upon such purchase, provided that the same conforms to the total amount payable as set forth in such Written or Oral Instruction.

         (b) Promptly after each sale of Securities of a Fund, the Trust shall deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, a Written Instruction, and (ii) with respect to each sale of Money Market Securities, either a Written Instruction or Oral Instruction, in either case specifying with respect to such sale: (1) the name of the Fund to which the Securities sold were specifically allocated; (2) the name of the issuer and the title of the Securities; (3) the number of shares or principal amount sold, and accrued interest, if any; (4) the date of sale; (5) the sale price per unit; (6) the total amount payable to such Fund upon such sale; (7) the name of the broker through whom or the person to whom the sale was made; and (8) whether or not





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         such sale is to be settled through the Book-Entry System or a
         Depository. The Custodian shall deliver or cause to be delivered the Securities to the broker or other person designated by the Trust upon receipt of the total amount payable to such Fund upon such sale, provided that the same conforms to the total amount payable to such Fund as set forth in such Written or Oral Instruction. Subject to the foregoing, the Custodian may accept payment in such form as shall be satisfactory to it, and may deliver Securities and arrange for payment in accordance with the customs prevailing among dealers in Securities.


6.       Lending of Securities.

                 If any Fund is permitted by the terms of the Master Trust Agreement and as disclosed in the Fund's Prospectus to lend Securities specifically allocated to that Fund, within 24 hours after each loan of Securities, the Trust shall deliver to the Custodian a Written Instruction specifying with respect to each such loan: (a) the name of the Fund to which the loaned Securities are specifically allocated;
         (b) the name of the issuer and the title of the Securities; (c) the number of shares or the principal amount loaned; (d) the date of loan and delivery; (e) the total amount to be delivered to the Custodian, and specifically allocated to such Fund against the loan of the Securities, including the amount of cash collateral and the premium, if any, separately identified; (f) the name of the broker, dealer or financial institution to which the loan was made; and (g) whether the Securities loaned are to be delivered through the Book-Entry System or a Depository.

                 Promptly after each termination of a loan of Securities specifically allocated to a Fund, the Trust shall deliver to the Custodian a Written Instruction specifying with respect to each such loan termination and return of Securities: (a) the name of the Fund to which such loaned Securities are specifically allocated; (b) the name of the issuer and the title of the Securities to be returned; (c) the number of shares or the principal amount to be returned; (d) the date of termination; (e) the total amount to be delivered by the Custodian (including the cash collateral for such Securities minus any offsetting credits as described in said Written Instruction); (f) the name of the broker, dealer or financial institution from which the Securities will be returned; and (g) whether such return is to be effected through the Book-Entry System or a Depository. The Custodian shall receive all Securities returned from the broker, dealer or financial institution to which such Securities were loaned and upon receipt thereof shall pay,





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         out of the monies specifically allocated to such Fund, the total amount payable upon such return of Securities as set forth in the Written Instruction. Securities returned to the Custodian shall be held as they were prior to such loan.


7.       Payment of Dividends or Distributions.

         (a) The Trust shall furnish to the Custodian the vote of the Board of Trustees of the Trust certified by the Secretary (i) authorizing the declaration of distributions with respect to a Fund on a specified periodic basis and authorizing the Custodian to rely on an Oral Instruction or a Written Instruction specifying the date of the declaration of such distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per Share to the shareholders of record as of the record date and the total amount payable to the Transfer Agent on the payment date, or (ii) setting forth the date of declaration of any distribution by a Fund, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per share to the shareholders of record as of the record date and the total amount payable to the Transfer Agent on the payment date.

         (b) Upon the payment date specified in such vote, an Oral Instruction or a Written Instruction, as the case may be, the Custodian shall pay out the monies specifically allocated to and held for the account of the appropriate Fund the total amount payable to the Transfer Agent of that Fund.


8.       Sale and Redemption of Shares of the Funds.

         (a) Whenever the Trust shall sell any Shares of a Fund, the Trust shall deliver or cause to be delivered to the Custodian a Written Instruction duly specifying:

                 1.       The name of the Fund whose Shares were sold;

                 2. The name and number of Shares sold, trade date, and price; and

                 3. The amount of monies to be received by the Custodian for the sale of such Shares and specifically allocated to such Fund.

                 The Custodian understands and agrees that a Written Instruction may be furnished subsequent to the purchase of

         Shares of a Fund and that the information contained therein will be derived from the sales of Shares specifically allocated to that Fund as reported to the Trust by the Transfer Agent.

         (b) Upon receipt of such monies from the Transfer Agent, the Custodian shall credit such monies to the separate account of the Fund specified in subparagraph (1) of paragraph (a) of this Section 8.

         (c) Upon issuance of any Shares of a Fund in accordance with the foregoing provisions of this Section 8, the Custodian shall pay, out of all the monies specifically allocated and held for the account of such Fund, all original issue or other taxes required to be paid in connection with such issuance upon the receipt of a Written Instruction specifying the amount to be paid.

         (d) Except as provided hereafter, whenever any Shares of a Fund are redeemed, the Trust shall cause the Transfer Agent to promptly furnish to the Custodian a Written Instruction, specifying:

                 1.       The name of the Fund whose Shares were redeemed;

                 2.       The number of Shares redeemed; and

                 3.       The amount to be paid for the Shares redeemed.

                 The Custodian further understands that the information contained in any such Written Instruction will be derived from the redemption of Shares specifically allocated to that Fund as reported to the Trust by the Transfer Agent.

         (e) Upon receipt from the Transfer Agent of advice setting forth the number of Shares of a Fund received by the Transfer Agent for redemption and that such Shares are valid and in good form for redemption, the Custodian shall make payment to the Transfer Agent out of the monies specifically allocated to and held for the account of the Fund specified as provided in subparagraph (1) of paragraph (d) of this Section 8.

         (f) Notwithstanding the above provisions regarding the redemption of Shares of a Fund, whenever such Shares are redeemed pursuant to any check redemption privilege which may from time to time be offered by the Fund, the Custodian, unless otherwise instructed by a Written Instruction shall, upon receipt of advice from the Fund or its agent stating that the redemption is in good form for redemption in accordance with the check redemption procedure, honor the check presented as part of such check redemption privilege out of the monies specifically allocated to the Fund in such advice for such purpose.


9.       Indebtedness.

         (a) The Trust will cause to be delivered to the Custodian by any bank (excluding the Custodian) from which the Trust borrows money for temporary administrative or emergency purposes using Securities as collateral for such borrowings, a notice or undertaking in the form currently employed by any such bank setting forth the amount which such bank will loan to the Trust against delivery of a stated amount of collateral. The Trust shall promptly deliver to the Custodian a Written Instruction stating with respect to each such borrowing: (1) the name of the Fund for which the borrowing is to be made; (2) the name of the bank; (3) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note, duly endorsed by the Trust, or other loan agreement; (4) the time and date, if known, on which the loan is to be entered into (the "borrowing date"); (5) the date on which the loan becomes due and payable; (6) the total amount payable to the Trust for the separate account of the Fund on the borrowing date; (7) the market value of Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities; (8) whether the Custodian is to deliver such collateral through the Book-Entry System or a Depository; and (9) a statement that such loan is in conformance with the 1940 Act and the Fund's Prospectus.

         (b) Upon receipt of the Written Instruction referred to in subparagraph (a) of this Section 9, the Custodian shall deliver on the borrowing date the specified collateral and the executed promissory note, if any, against delivery by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Written Instruction. The Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. The Custodian shall deliver as additional collateral in the manner directed by the Trust from time to time such Securities specifically allocated to such Fund as may be specified in a Written Instruction to collateralize further any transaction described in this
         Section 9. The Trust shall cause all Securities released from collateral status to be returned directly to the Custodian, and the Custodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Trust fails to specify in a Written Instruction all of the information required by this Section 9, the Custodian shall not be under any obligation to deliver any Securities and will promptly notify the Trust of such deficient Written Instruction and the information that is required by this Section 9 that is missing. Collateral returned to the Custodian shall be held hereunder as it was prior to being used as collateral.


10.      Persons Having Access to Assets of the Funds.

         (a) No Trustee, officer, employee or agent of the Trust, and no officer, director, trustee, employee or agent of the Funds' investment adviser, of any investment sub-adviser of a Fund, or of the Funds' administrator or sub-administrator, shall have physical access to the assets of a Fund held by the Custodian or be authorized or permitted to withdraw any investments of a Fund, nor shall the Custodian deliver any assets of a Fund to any such person. No officer, director, employee or agent of the Custodian who holds any similar position with the Funds' investment adviser with any sub-adviser of the Funds or with the Funds' administrator or sub- administrator shall have access to the assets of a Fund.

         (b) Nothing in this Section 10 shall prohibit any trustee, officer, employee or agent of the Trust, or any officer, director, trustee, employee or agent of a Fund's investment adviser, of any investment sub-adviser of a Fund or of the Funds' administrator or sub-administrator, from giving an Oral Instruction or a Written Instruction to the Custodian or executing a Certificate so long as it does not result in delivery of or access to assets of the Trust prohibited by paragraph (a) of this Section 10.


11.      Concerning the Custodian.

         (a) Qualification. The Custodian represents and warrants to the Trust that the Custodian is qualified under Section 17(f) of the 1940 Act and the rules and regulations thereunder to be a custodian for the securities and similar investments of the Trust, as a registered investment company, and of the Funds, as series of a registered investment company.

         (b) Standard of Conduct. Except as otherwise provided herein, neither the Custodian nor its nominee shall be liable for any loss or damage, including counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of its own negligence or willful misconduct. The Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Trust or of its own counsel, at the expense of the Trust, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion. The Custodian shall be liable to the Trust for any loss or damage resulting from the use of the Book-Entry System or a Depository arising by reason of any negligence, misfeasance or misconduct on the part of the Custodian or any of its employees or agents.

         (c) Limit of Duties. Without limiting the generality of the foregoing, the Custodian shall be under no duty or obligation to inquire into, and shall not be liable for:

                 1. The validity of the issue of any Securities purchased by a Fund, the legality of the purchase thereof, or the propriety of the amount paid therefor;

                 2. The legality of the sale of any Securities by a Fund or the propriety of the amount for which the same are sold;

                 3. The legality of the issue or sale of any Shares, or the sufficiency of the amount to be received therefor;

                 4. The legality of the redemption of any Shares, or the propriety of the amount to be paid therefor;

                 5. The legality of the declaration or payment of any distribution of a Fund;

                 6. The legality of any borrowing for temporary or emergency administrative purposes.

         (d) No Liability Until Receipt. The Custodian shall not be liable for, or considered to be the Custodian of, any monies, whether or not represented by any check, draft, or other instrument for the payment of money, received by it on behalf of a Fund until the Custodian actually receives and collects such monies directly or by the final crediting of the account representing the Trust's or such Fund's interest in the Book-Entry System or a Depository. The Custodian shall exercise reasonable diligence in pursuing payment on any such instrument, or any dividend, interest or other receivable of the Trust.

         (e) Amounts Due from Transfer Agent. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to a Fund from the Transfer Agent nor to take any action to effect payment or distribution by the Transfer Agent of any amount paid by the Custodian to the Transfer Agent in accordance with this Agreement.

         (f) Collection Where Payment Refused. The Custodian shall not be under any duty or obligation to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (a) it shall be directed to take such action by a Certificate and (b) it shall be assured to its satisfaction of reimbursement of its costs and expenses in connection with any such action.

         (g) Appointment of Agents and Sub-Custodians. The Custodian may appoint one or more banking institutions, including but not limited to banking institutions located in foreign countries (provided that each such institution shall constitute an "Eligible Foreign Custodian" within the meaning of Rule 17f-5 under the 1940 Act), to act as Depository or Depositories or as Sub-Custodian or as Sub- Custodians of Securities and monies at any time owned by a Fund, upon terms and conditions specified in a Certificate. The Custodian shall use reasonable care in selecting a Depository and/or Sub-Custodian located in a country other than the United States ("Foreign Sub-Custodian"), and shall oversee the maintenance of any Securities or monies of a Fund by any Foreign Sub-Custodian. The Custodian shall not appoint any Foreign Sub-Custodian until the Board of Trustees of the Trust shall have made the determinations and approved the written contract with such Foreign Sub-Custodian as required by Rule 17f-5 and Rule 17f-4, if applicable, under the 1940 Act. In addition, the Custodian shall hold the Trust harmless from, and indemnify the Trust against, any loss that occurs as a result of the failure of any Foreign Sub-Custodian to exercise reasonable care with respect to the safekeeping of Securities and monies of any Fund. Notwithstanding the generality of the foregoing, however, the Custodian shall not be liable for any losses resulting from or caused by events or circumstances beyond its reasonable control, including but not limited to, losses resulting from nationalization, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority or currency restrictions, exchange controls, taxes, levies or other charges affecting the Trust's property; or acts of war, terrorism, insurrection or revolution; or any other similar act or event beyond the Custodian's control.

                 The Custodian shall maintain such records as shall be necessary to identify the assets of each Fund held by each Foreign Sub- Custodian. The Custodian shall furnish to the Trust such periodic reports as the Trust shall reasonably request with respect to the assets of each Fund held by each Foreign Sub-Custodian, and shall furnish to the Trust such notices of transfers of securities, deposits or other assets to or from each Fund's account by each Foreign Sub-Custodian as the Trust shall request.

                 The Custodian shall advise the Trust promptly if it learns that any Foreign Sub-Custodian no longer constitutes an "Eligible Foreign Custodian" and of any failure by any Foreign Sub-Custodian to observe any material term or condition of its appointment. If the Board of Trustees of the Trust determines that a Fund's assets should be withdrawn from a Foreign Sub-Custodian pursuant to Rule 17f-5 under the 1940 Act, the Custodian shall withdraw the Fund's assets from the care of such Foreign Sub-Custodian as soon as reasonably practicable, and in any event within 180 days of the date of such determination by the Board of Trustees of the Trust.

                 The Custodian may authorize one or more of the Foreign Sub-Custodians to use the facilities of one or more foreign central securities depositories or clearing agencies listed in Appendix C hereto, or as may hereafter be approved by resolution of the Trustees of the Trust; provided that any such organization shall constitute an "Eligible Foreign Custodian."

                 In the event that any Foreign Sub-Custodian fails to perform any of its obligations under the terms of its appointment, the Custodian shall use its best efforts to cause such Foreign Sub-Custodian to perform such obligations. At the written request of the Trust, the Custodian shall use its best efforts to assert and collect any claim for liability for any loss or damage incurred by a Fund arising out of the failure of any such Foreign Sub-Custodian to perform such obligations.

         (h) No Duty to Ascertain Authority. The Custodian shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the Trust and specifically allocated to a Fund are such as may properly be held by the Trust and specifically allocated to such Fund under the provisions of the Master Trust Agreement and the Prospectus.

         (i) Reliance on Certificates and Instructions. The Custodian shall be entitled to rely upon any Certificate, notice or other instrument in writing received from the Trust by the Custodian and reasonably believed by the Custodian to be genuine and to be signed by two officers of the Trust. The Custodian shall be entitled to rely upon any Written Instruction or Oral Instruction actually received by the Custodian pursuant to the applicable Sections of this Agreement and reasonably believed by the Custodian to be genuine and to be given by an Authorized Person. The Trust agrees to forward to the Custodian a Written Instruction from an Authorized Person confirming such Oral Instruction in such manner so that such Written Instruction are received by the Custodian, whether by hand delivery, telex or otherwise, by the close of business on the same day that such Oral Instruction is given to the Custodian. The Trust agrees that the fact that such confirming instructions are not received by the Custodian shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Trust.
         The Trust agrees that the Custodian shall incur no liability to the Trust in acting upon an Oral Instruction given to the Custodian hereunder concerning such transactions provided such instructions reasonably appear to have been received from a duly Authorized Person.

         (j) Overdrafts. In the event that the Custodian is directed by Written Instruction (or Oral Instruction confirmed in writing in accordance with Section 11(i) hereof) to make any payment or transfer of monies on behalf of any Fund for which there would be, at the close of business on the date of such payment or transfer, insufficient monies held by the Custodian on behalf of the Fund, the Custodian may, in its sole discretion and as permitted by applicable law, provide an overdraft (an "Overdraft") to the Fund in an amount sufficient to allow the completion of such payment or transfer. Any Overdraft provided hereunder: (a) shall be payable on the next Business Day, unless otherwise agreed by such Fund and the Custodian; (b) shall accrue interest from the date of the Overdraft to the date of payment in full by such Fund at a rate agreed upon in writing, from time to time, by the Custodian and such Fund. The Custodian and the Fund acknowledge that the purpose of such Overdraft is to temporarily finance the purchase of Securities for prompt delivery in accordance with the terms hereof, to meet unanticipated or unusual redemption, to allow the settlement of foreign exchange contracts or to meet other emergency expenses not reasonably foreseeable by such Fund. In the event that the Custodian becomes aware that an Overdraft may occur in time to prevent the Overdraft, the Custodian will promptly notify the Fund, to the extent practicable, and cooperate with the Fund, to the extent possible, in the Fund's attempt to avoid the Overdraft. The Custodian shall promptly notify such Fund in writing (an "Overdraft Notice") of any Overdraft by facsimile transmission or in such other manner as such Fund and the Custodian may agree in writing. The Fund shall be liable to pay the charge for the Overdraft to the extent that the Fund is responsible for causing such Overdraft and the Custodian shall be liable to pay the charge for the Overdraft to the extent that the Custodian is responsible for causing such Overdraft. To secure payment of any Overdraft, the Fund hereby grants to the Custodian a continuing security interest in and right of setoff against the Securities and monies in such Fund's account from time to time in the full amount of such Overdraft. Should the Fund fail to pay promptly any amounts owed hereunder, the Custodian shall be entitled to use available monies in such Fund's account and to liquidate Securities in the account as is necessary to meet such Fund's obligations under the Overdraft; provided, that the Fund shall be entitled to choose which Securities shall be liquidated. In any such case, and without limiting the foregoing, the Custodian shall be entitled, to the extent permitted by applicable law, to take such other action(s) or exercise such other options, powers and rights as the Custodian now or hereafter has as a secured creditor under the Massachusetts Uniform Commercial Code or any other applicable law.

         (k) Inspection of Books and Records. The books and records of the Custodian shall be open to inspection and audit at reasonable times by officers and auditors employed by the Trust and by the appropriate employees of the Securities and Exchange Commission.

                 The Custodian shall provide the Trust with any report obtained by the Custodian on the system of internal accounting control of the Book-Entry System or a Depository and with such reports on its own systems of internal accounting control as the Trust may reasonably request from time to time.


12.      Term and Termination.

         (a) This Agreement shall be effective as of the date first set forth above (the "Effective Date") and shall continue in effect thereafter as the parties may mutually agree.

         (b) Either of the parties hereto may terminate this Agreement with respect to any Fund by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than 60 days after the date of receipt of such notice. In the event such notice is given by the Trust, it shall be accompanied by a certified vote or votes of the Board of Trustees of the Trust, electing to terminate this Agreement with respect to any Fund and designating a successor custodian or custodians, which shall be a person qualified to so act under the 1940 Act.

         (c) In the event that the Custodian is no longer qualified as provided in Section 11(a) hereof, the Custodian shall immediately give notice to the Trust as provided herein and this Agreement shall automatically terminate as to all of the Funds as soon as it is practicable for all the Securities and monies of the Trust and the Funds to be delivered to the Trust or to a new custodian as provided below and upon such delivery.

                 In the event notice of termination is given by the Custodian or this Agreement is automatically terminated as provided above, as the case may be, the Trust shall, on or before the termination date, deliver to the Custodian a certified vote or votes of the Board of Trustees of the Trust, designating a successor custodian or custodians. In the absence of such designation by the Trust, the Custodian may designate a successor custodian, which shall be a person qualified to so act under the 1940 Act. If the Trust fails to designate a successor custodian for such Fund or Funds and the Custodian does not designate a successor custodian for such Fund or Funds, the Trust shall upon the date specified in the notice of termination of this Agreement or upon the date of automatic termination of this Agreement as provided above and upon the delivery by the Custodian of all Securities (other than Securities held in the Book- Entry System which cannot be delivered to the Trust) and monies then owned by such Fund, be deemed to be its own custodian and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System which cannot be delivered to the Trust.

         (d) If the Trust or the Custodian designates a successor custodian for the Fund or Funds, upon the date set forth in such notice under paragraph (c) of this Section 12 or upon the date of automatic termination of this Agreement, as provided above, as the case may be, this Agreement shall terminate to the extent specified in such notice, and the Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date (i) deliver directly to the successor custodian all Securities and monies then held by the Custodian and specifically allocated to the Fund or Funds specified, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled with respect to such Fund or Funds; and (ii) will otherwise cooperate in the transfer of its duties and responsibilities to the successor custodian hereunder.


13.      Limitation of Liability.

                 The Trust and the Custodian agree that the obligations of the Trust under this Agreement shall not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Trust and the Funds covered under this Agreement, as provided in the Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them or any shareholder of the Trust individually or to impose any liability on any of them or any shareholder of the Trust personally, but shall bind only the assets and property of the Trust and the Funds covered under this Agreement as provided in the Master Trust Agreement.


14.      Miscellaneous.

         (a) Annexed hereto as Appendix A is a certification signed by two of the present officers of the Trust setting forth the names and the signatures of the present Authorized Persons. The Trust agrees to furnish to the Custodian a new certification in similar form in the event that any such present Authorized Person ceases to be such an Authorized Person or in the event that other or additional Authorized Persons are elected or appointed. Until such new certification shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instruction or signatures of the present Authorized Persons as set forth in the last delivered certification.

         (b) Annexed hereto as Appendix B is a certification signed by two of the present officers of the Trust setting forth the names and the signatures of the present officers of the

         Trust. The Trust agrees to furnish to the Custodian a new certification in similar form in the event any such present officer ceases to be an officer of the Trust or in the event that other or additional officers are elected or appointed. Until such new certification shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon the signature of the officers as set forth in the last delivered certification.

         (c) The Custodian shall provide the Trust and/or its investment advisers and investment sub-advisers such reports on securities and cash positions, transaction fails, aging of receivables and other relevant data as the Trust or its investment advisers and investment sub-advisers may reasonably require and shall reconcile any differences with the records of such pricing and bookkeeping agent. The Custodian will also timely provide the Trust's pricing and bookkeeping agent with such information in the Custodian's possession as the pricing and bookkeeping agent may reasonably require.

         (d) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at One Boston Place, Boston, Massachusetts 02108; or at such other place or in such other manner as the Custodian may from time to time designate in writing.

         (e) Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Trust, shall be sufficiently given if addressed to the Trust and mailed or delivered to it at its principal office and place of business first set forth above; or at such other place or in such other manner as the Trust may from time to time designate in writing.

         (f) This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement, as may be permitted or required by the 1940 Act.

         (g) This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Trust without the written consent of the Custodian, or by the Custodian without the written consent of the Trust authorized or approved by a vote of the Board of Trustees of the Trust, and any attempted assignment without such written consent shall be null and void.

         (h) The Trust represents that a copy of the Master Trust Agreement is on file with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk.

         (i) This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

         (j) The captions of the Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (k) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives duly authorized as of the day and year first above written.



                                       THE SIERRA VARIABLE TRUST


                                       By  /s/ F. Brian Cerini
                                          ------------------------------
                                        Name:  F. Brian Cerini
                                        Title:  President


                                        BOSTON SAFE DEPOSIT AND TRUST COMPANY


                                        By  /s/ Ellen M. Furlong
                                           ------------------------------
                                        Name:  Ellen M. Furlong
                                        Title:  Vice President

                                   APPENDIX A

                 We, F. Brian Cerini, President, and Keith B. Pipes, Executive Vice President, Treasurer and Secretary, of The Sierra Variable Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), do hereby certify that:

                 The following individuals have been duly authorized as Authorized Persons to give Oral Instructions and Written Instructions on behalf of the Trust.


 Name                              Position                               Signature
 ----                              --------                               ---------
 F. Brian Cerini                   President                               /s/ F. Brian Cerini
                                                                          --------------------


 Keith B. Pipes                    Executive Vice President, Treasurer     /s/ Keith B. Pipes
                                   and Secretary                           ---------------------



 Michael D. Goth                   Senior Vice President                   /s/ Michael D. Goth
                                                                          ---------------------


 Stephen C. Scott                  Senior Vice President                  /s/ Stephen C. Scott
                                                                          --------------------

 Craig M. Miller                   Assistant Treasurer                     /s/ Craig M. Miller
                                                                          ---------------------




 /s/F. Brian Cerini                    /s/Keith B. Pipes
 ------------------                    -----------------
 F. Brian Cerini                       Keith B. Pipes
 President                             Executive Vice President, Secretary
                                       and Treasurer

                                   APPENDIX B

                 We, F. Brian Cerini, President, and Keith B. Pipes, Executive Vice President, Treasurer and Secretary, of The Sierra Variable Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), do hereby certify that:

                 The following individuals serve in the following positions with the Trust and each individual has been duly elected or appointed to each such position and qualified therefor in conformity with the Trust's Master Trust Agreement and the signatures set forth opposite their respective names are their true and correct signatures:


 Name                              Position                               Signature
 ----                              --------                               ---------
 F. Brian Cerini                   President                               /s/ F. Brian Cerini
                                                                          --------------------

 Keith B. Pipes                    Executive Vice President, Treasurer     /s/ Keith B. Pipes
                                   and Secretary                           --------------------



 Michael D. Goth                   Senior Vice President                   /s/ Michael D. Goth
                                                                          --------------------


 Stephen C. Scott                  Senior Vice President                  /s/ Stephen C. Scott
                                                                          --------------------


 Craig M. Miller                   Assistant Treasurer                     /s/ Craig M. Miller
                                                                          ---------------------




 /s/F. Brian Cerini                    /s/ Keith B. Pipes
 ------------------                    ------------------
 F. Brian Cerini                       Keith B. Pipes
 President                             Executive Vice President, Treasurer
                                       and Secretary

                                   APPENDIX C

         FOREIGN CENTRAL SECURITIES DEPOSITORIES AND CLEARING AGENCIES




                                     CEDEL
                                   EUROCLEAR
                          FIRST CHICAGO CLEARING CORP.

                                                                      SCHEDULE A



                     BOSTON SAFE DEPOSIT AND TRUST COMPANY


                              CUSTODY FEE SCHEDULE



A.       Transaction Charges:(Domestic)

                 DTC, FBE                          $ 8.00 per trade
                 PTC, Muni Book Entry              $10.00 per trade
                 Physical                          $30.00 per trade
                 Paydowns                          $ 5.00 per Paydown
                 Time Deposit/Mutual Fund          $30.00 per trade
                   (Other than Dreyfus)
                 Options: (open, close)            $25.00 per trade
                 Options: (exercised, expired)     $10.00 per trade

B.       Earnings credits:

         Earnings credits will be provided on 90% of idle U.S. dollar balances at an annualized rate equal to the 90 day U.S. Treasury Bill rate for the period. If the earnings credit exceeds the total custody bill in a given month, the excess earnings credit will be carried forward and can be used to offset future custody bills. If the earnings credit is less than the custody bill in a given month plus any previous excess earnings credit, then an invoice will be due for that amount.
         Earnings credits will be used exclusively to offset custody bills.

                                                                      SCHEDULE A
                                                                     (continued)



                     BOSTON SAFE DEPOSIT AND TRUST COMPANY

                          GLOBAL CUSTODY FEE SCHEDULE


C.       Global Safekeeping:

         1.      EUROCLEAR/CEDEL/FIRST CHICAGO CLEARING CORP.:
                 The Trust shall pay the Custodian the following transaction charge for assets held through Euroclear/Cedel at the end of each month:

                                  $30 per transaction

         2. Global Safekeeping - Group I, Group II, Group III, Group IV, Group V and Group VI Markets:

                 The Trust shall pay the Custodian the following transaction charges with respect to the Group listed below.

                 Group I   Transactions            $35.00 per transaction
                 Group II  Transactions            $40.00 per transaction
                 Group III Transactions            $50.00 per transaction
                 Group IV  Transactions            $60.00 per transaction
                 Group V   Transactions            $70.00 per transaction
                 Group VI  Transactions            $85.00 per transaction
                 *Third Party F/X                  $20.00 per FX





_______________
          * A Third Party F/X is one in which Boston Safe is not the currency broker. This charge will be assessed only on transactions where funds are actually transferred.

                 Reimbursable out-of-pocket expenses will be added to each monthly invoice and will include, but not be limited to, such customary items as telephone, wire charges ($5.00 per wire), stamp duties, securities registration, postage, courier services and duplication charges.

                                                                      SCHEDULE A
                                                                     (continued)

                                 COUNTRY GROUPS

 GROUP I                  GROUP II                      GROUP III                   GROUP IV
 -------                  --------                      ---------                   --------
 Australia                Belgium                       Austria                     Argentina
 Canada                   Denmark                       Finland                     Czech Republic
 Germany                  France                        Hong Kong                   Philippines
 Japan                    Ireland                       Israel                      Sri Lanka
                          Italy                         Malaysia                    Taiwan
                          Netherlands                   Mexico                      Turkey
                          New Zealand                   Norway
                          South Africa                  South Korea
                          Spain                         Singapore
                          Sweden                        Thailand
                          Switzerland
                          United Kingdom

GROUP V        GROUP VI
-------        --------
Indonesia        Bangladesh
Luxembourg       Brazil
Peru             China-Shanghai
Portugal         China Shenzhen
                 Colombia
                 Greece
                 Hungary
                 India
                 Jordan
                 Pakistan
                 Poland
                 Venezuela

                                       THE SIERRA VARIABLE TRUST

                                       BY:  /s/ F. Brian Cerini
                                          --------------------------
                                       NAME:  F. Brian Cerini
                                       TITLE:  President

                                       BOSTON SAFE DEPOSIT AND TRUST
                                       COMPANY


                                       BY:  /s/ Ellen M. Furlong
                                          --------------------------
                                       NAME:  Ellen M. Furlong
                                       TITLE:  Vice President

Dated:  January 1, 1996

                                   SCHEDULE B


                             OUT-OF-POCKET CHARGES


         The Trust will pay to the Custodian as soon as possible after the end of each month all out-of-pocket expenses reasonably incurred in connection with the assets of each Fund of the Trust.





                                       THE SIERRA VARIABLE TRUST


                                       By  /s/ F. Brian Cerini
                                          ------------------------------
                                       Name:  F. Brian Cerini
                                       Title:  President


                                       BOSTON SAFE DEPOSIT AND TRUST COMPANY


                                       By  /s/ Ellen M. Furlong
                                         ------------------------------
                                       Name:  Ellen M. Furlong
                                       Title:  Vice President




 Dated: January 1, 1996.

                                                                      SCHEDULE C


                       FUNDS OF THE SIERRA VARIABLE TRUST
                      COVERED UNDER THIS CUSTODY AGREEMENT



         Global Money Fund
         Short Term High Quality Bond Fund
         Short Term Global Government Fund
         U.S. Government Fund
         Corporate Income Fund
         Growth and Income Fund
         Growth Fund
         Emerging Growth Fund
         International Growth Fund


                                       THE SIERRA VARIABLE TRUST


                                       By /s/ F. Brian Cerini
                                          ------------------------------
                                       Name:  F. Brian Cerini
                                       Title:  President


                                       BOSTON SAFE DEPOSIT AND TRUST COMPANY


                                       By /s/ Ellen M. Furlong
                                         ------------------------------
                                       Name:  Ellen M. Furlong
                                       Title:  Vice President

Dated:  January 1, 1996.